IshopNoMarkup.com, Inc.
                                 334 Main Street
                            Port Washington, NY 11050

                              EMPLOYMENT AGREEMENT

I TONY KNIGHT having been accepted for employment by IshopNoMarkup.com, Inc., (IshopNoMarkup.com"), a Nevada corporation, whose principal offices are located at the above address (the "Premises"), have been informed and do agree to the following:

      1. I understand that IshopNoMarkup.com utilizes L. Ron Hubbard's management technology in operating the company. I understand that L. Ron Hubbard is also the founder of Scientology, which is an applied religious philosophy, I understand, however, that Mr. Hubbard's management technology (the "Management Technology") is quite separate and distinct from the religious aspect of Scientology.

      2. I have been informed that the Management Technology involves principles of organization and its operation, including title handling of personnel, finance, marketing and promotion, product, planning and organizational correction, among other things.

      3. I further understand that in order to properly function as a team member at IshopNoMarkup.com, I will be required to read, understand and apply certain policy letters pertaining to the Management Technology to my job, and that my work performance will be evaluated in terms of my ability to do this effectively I agree that should I have any difficulty understanding, or any objection whatsoever in applying the Management Technology, I will immediately put this objecting in writing and give it personally to my senior in order that any personnel problem can he handled swiftly to the benefit of all concerned.

      4. I have been informed that production as measured by statistic is one of the key factors used.

      5 . I understand that I will be provided the opportunity to enroll for and complete the following training actions:

      Formulas For Business Success, Management by Statistics, and How to Increase Efficiency, and any other courses that are approved by the Hubbard College of Administration, an accredited institution that grants certificates and associates degrees in business administration.

      I understand that I will be provided the opportunity to take further courses, which will be essential for my advancement and increased earnings in the company.


      6. I understand that IshopNoMarkup.com does not permit efforts to convert its employees to any religion on its premises. The position of IshopNoMarkup.com is that its offices are a place of work. It is the policy of IshopNoMarkup.com that the Management Technology is purely secular and intended for smooth expansion of its business, and such Management Technology is not to be used by staff or executives in an effort to convert persons to any religion. Any violation of this rule should be reported at once, in writing to the Director of Special Affairs of the company. Nothing in this rule should be construed as violating a person's freedom of religion and his or her right to choose to find out about or convert to any religion, or seek information about any religion, while on his or her own time.

      7. Any controversy, dispute or claim between IshopNoMarkup.com and myself arising out of and/or involving our employment relationship shall be settled by binding arbitration. The arbitration shall be conducted either in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association which are in effect at times of the arbitration or by the Greater New York Charter Committee. The choice of arbitration avenue shall be agreed upon by both parties.

      The arbitrator shall apply New York substantive law to the proceeding. The demand for arbitration must be in writing and must be made by the aggrieved party within thirty days of the event giving rise to the demand. The arbitration shall take place in the New York Metropolitan Area.

      The decision of the arbiter shall be binding and conclusive on the parties and not renewable for error of law.

      Judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction. The arbitrator shall determine if there is a prevailing party and the prevailing party shall be awarded reasonable attorney's fees.

      8. (a) I understand that no employee of IshopNoMarkup.com has any authority to make any promises, agreements or to form any contracts, whether verbal or written, which obligates IshopNoMarkup.com, its management and/or owner and which is not covered by any official written policy of IshopNoMarkup.com, except if the Position calls for this.

                       (b) I agree to perform honestly, and faithfully, industriously, and to the best of my ability, experience and talents, all if the duties that may be required by the express and implicit terms if this Agreement, to the reasonable satisfaction of IshopNoMarkup.com.




      9. (a) I recognize that IshopNoMarkup.com has and will have business affairs, future plans, customer lists, technical information and other vital and confidential information (collectively, "Information"), which are valuable, special and unique assets of IshopNoMarkup.com. I agree that I will not at any time, without prior written consent of IshopNoMarkup.com, reveal, divulge or make known, directly or indirectly, to any person, firm or corporation the Information, any facts concerning names addresses and phone numbers, any knowledge or any other secret or confidential information whatsoever, used by IshopNoMarkup.com in connection with its business, or otherwise, nor reveal the name of, solicit, interfere with, or entice away from IshopNoMarkup.com (collectively, a "Solicitation") --or in any manner participate in or facilitate any Solicitation of any of IshopNoMarkup.com's clients.

                  (b) I shall, upon any termination of this Agreement, surrender to an authorized officer or representative of IshopNoMarkup.com all property belonging to IshopNoMarkup.com or relating to IshopNoMarkup's business (including, but not limited to all records, notes, data and memoranda (and all copies thereof) and all keys and equipment, if any) that is in my possession or under my control.

                  ( c) [check mark ] If the foregoing box is checked, and the parties have initiated the following provision, then it shall become a part of this Agreement;

       In the event that I shall terminate this Agreement or that this Agreement shall be terminated in any manner, I shall not (unless acting as an officer or employee of IshopNoMarkup.com, or except with IshopNoMarkup.com's prior written consent) directly or indirectly, whether as officer, agent, stockholder, partner, consultant, employee or otherwise, engage, own, manage, operate, control, or participate in the ownership, management operation or control of, or be connected in any manner with any business engaging in performing services identical to those performed by IshopNoMarkup.com, for the period of one (1) year.

       Initialed ____YN____                          __AK_______
           IshopNoMarkup.com                         Employee

                 (d) In the event of any termination of this Agreement the provisions of this Section 9 shall survive such termination and remain in full force and effect.

           Having been informed of the above, I agree to observe and comply with all of IshopNoMarkup.com's rules policies and procedures. I further state that I can and want to work in the environment as described herein.

Signed: /S/___________________________              Date:_8/25/1999
                                                        -----------
Witness: /S/__________________________              Date:  8/25/1999
                                                        ------------

                 /S/ ANTHONY KNIGHT                 Date: 8/25/1999
                 ------------------                     ----------

                                    AMENDMENT


                  This Amendment is to contract dated AUGUST 25, 1999 among and between ANTHONY KNIGHT and iShopNoMarkup.com, Inc., a Nevada Corporation.

           It is agreed that in the event of termination by either party of the above referenced agreement. (Herein "Agreement") for any reason, ANTHONY KNIGHT shall be paid full salary for a period of Six (6) months after the date of termination of the Agreement, and One Half (1/2 ) Salary for the period of 7th month through 12th months after the termination of the Agreement.

           It is further agreed that Salary for ANTHONY KNIGHT is set at $ 5,000.00 FIVE THOUSAND DOLLARS per week as of the date of this Amendment.

           The term of the Agreement is for a period of Three (3) years.

           X:    /S/ MIKE YEROUSHALMI  - CEO iShopNoMarkup.com. Inc.
            ----------------------
                 Mike Yeroushalmi

           Date: JULY 27, 2000

           X:/S/ YOUSEF NEISSANI  Witness
                 Yousef Neissani

                             IshopNoMarkup.com, Inc.
                                 334 Main Street
                            Port Washington, NY 11050

                              EMPLOYMENT AGREEMENT

I MOUSSA YEROUSHALMI having been accepted for employment by IshopNoMArkup.com, Inc., (IshopNoMarkup.com"), a Nevada corporation, whose principal offices are located at the above address (the "Premises"), have been informed and do agree to the following:

      1. I understand that IshopNoMarkup.com utilizes L. Ron Hubbard's management technology in operating the company. I understand that L. Ron Hubbard is also the founder of Scientology, which is an applied religious philosophy, I understand, however, that Mr. Hubbard's management technology (the "Management Technology") is quite separate and distinct from the religious aspect of Scientology.

      2. I have been informed that the Management Technology involves principles of organization and its operation, including title handling of personnel, finance, marketing and promotion, product, planning and organizational correction, among other things.

      3. I further understand that in order to properly function as a team member at IshopNoMarkup.com, I will be required to read, understand and apply certain policy letters pertaining to the Management Technology to my job, and that my work performance will be evaluated in terms of my ability to do this effectively I agree that should I have any difficulty understanding, or any objection whatsoever in applying the Management Technology, I will immediately put this objecting in writing and give it personally to my senior in order that any personnel problem can he handled swiftly to the benefit of all concerned.

      4. I have been informed that production as measured by statistic is one of the key factors used.

      5. I understand that I will be provided the opportunity to enroll for and complete the following training actions:

      Formulas For Business Success, Management by Statistics, and How to Increase Efficiency, and any other courses that are approved by the Hubbard College of Administration, an accredited institution that grants certificates and associates degrees in business administration.

      I understand that I will be provided the opportunity to take further courses, which will be essential for my advancement and increased earnings in the company.

      6. I understand that IshopNoMarkup.com does not permit efforts to convert its employees to any religion on its premises. The position of IshopNoMarkup.com is that its offices are a place of work. It is the policy of IshopNoMarkup.com that the Management Technology is purely secular and intended for smooth expansion of its business, and such Management Technology is not to be used by staff or executives in an effort to convert persons to any religion. Any violation of this rule should be reported at once, in writing to the Director of Special Affairs of the company. Nothing in this rule should be construed as violating a person's freedom of religion and his or her right to choose to find out about or convert to any religion, or seek information about any religion, while on his or her own time.

      7. Any controversy, dispute or claim between IshopNoMarkup.com and myself arising out of and/or involving our employment relationship shall be settled by binding arbitration. The arbitration shall be conducted either in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association which are in effect at times of the arbitration or by the Greater New York Charter Committee. The choice of arbitration avenue shall be agreed upon by both parties.

      The arbitrator shall apply New York substantive law to the proceeding. The demand for arbitration must be in writing and must be made by the aggrieved party within thirty days of the event giving rise to the demand. The arbitration shall take place in the New York Metropolitan Area.

      The decision of the arbiter shall be binding and conclusive on the parties and not renewable for error of law.

      Judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction. The arbitrator shall determine if there is a prevailing party and the prevailing party shall be awarded reasonable attorney's fees.

      8. (a) I understand that no employee of IshopNoMarkup.com has any authority to make any promises, agreements or to form any contracts, whether verbal or written, which obligates IshopNoMarkup.com, its management and/or owner and which is not covered by any official written policy of IshopNoMarkup.com, except if the position calls for this.

         (b) I agree to perform honestly, and faithfully, industriously, and to the best of my ability, experience and talents, all if the duties that may be required by the express and implicit terms if this Agreement, to the reasonable satisfaction of IshopNoMarkup.com.


      9. (a) I recognize that IshopNoMarkup.com has and will have business affairs, future plans, customer lists, technical information and other vital and confidential information (collectively, "Information"), which are valuable, special and unique assets of IshopNoMarkup.com. I agree that I will not at any time, without prior written consent of IshopNoMarkup.com, reveal, divulge or make known, directly or indirectly, to any person, firm or corporation the Information, any facts concerning names addresses and phone numbers, any knowledge or any other secret or confidential information whatsoever, used by IshopNoMarkup.com in connection with its business, or otherwise, nor reveal the name of, solicit, interfere with, or entice away from IshopNoMarkup.com (collectively, a "Solicitation") --or in any manner participate in or facilitate any Solicitation of any of IshopNoMarkup.com's clients.

         (b)I shall, upon any termination of this Agreement, surrender to an authorized officer or representative of IshopNoMarkup.com all property belonging to IshopNoMarkup.com or relating to IshopNoMarkup's business (including, but not limited to all records, notes, data and memoranda (and all copies thereof) and all keys and equipment, if any) that is in my possession or under my control.

         ( c) [check mark] If the foregoing box is checked, and the parties have initiated the following provision, then it shall become a part of this Agreement;

       In the event that I shall terminate this Agreement or that this Agreement shall be terminated in any manner, I shall not (unless acting as an officer or employee of IshopNoMarkup.com, or except with IshopNoMarkup.com's prior written consent) directly or indirectly, whether as officer, agent, stockholder, partner, consultant, employee or otherwise, engage, own, manage, operate, control, or participate in the ownership, management operation or control of, or be connected in any manner with any business engaging in performing services identical to those performed by IshopNoMarkup.com, for the period of one (1) year.

       Initialed         AK                          MY
                     ----------------           ---------------
                     IshopNoMarkup.com           Employee

                 (d) In the event of any termination of this Agreement the provisions of this Section 9 shall survive such termination and remain in full force and effect.

           Having been informed of the above, I agree to observe and comply with all of IshopNoMarkup.com's rules policies and procedures. I further state that I can and want to work in the environment as described herein.

Signed: /S/_ANTHONY KNIGHT                           Date:_APRIL 24, 2000
         ---------------------------------               ----------------
                     CEO
                     IShopNoMarkup.com

Witness: /S/ YOUSEF NEISSANI                         Date:  APRIL 24, 2000
            ------------------------------               -----------------
                     CFO
                     IShopNoMarkup.com

                     /S/ MOUSSA YEROUSHALMI          Date: 4/24/2000
                     ---------------------------          ----------

                                    AMENDMENT


This Amendment is to contract dated APRIL 24, 2000 among and between MOUSSA YEROUSHALMI and iShopNoMarkup.com, Inc., a Nevada Corporation.

           It is agreed that in the event of termination by either party of the above referenced agreement. (Herein "Agreement") for any reason, MOUSSA YEROUSHALMI shall be paid full salary for a period of Six (6) months after the date of termination of the Agreement, and One Half (1/2 ) Salary for the period of 7th month through 12th months after the termination of the Agreement.

           It is further agreed that Salary for MOUSSA YEROUSHALMI is set at $ 4,000.00 FOUR THOUSAND DOLLARS per week as of the date of this Amendment.

           The term of the Agreement is for a period of Three (3) years.

           X: /S/ ANTHONY KNIGHT  - CEO iShopNoMarkup.com. Inc.
            --------------------
               Anthony Knight

           Date: 27TH JUNE 2000

           X:/S/ YOUSEF NEISSANI  Witness
                ---------------------
                Yousef Neissani

                             IshopNoMarkup.com, Inc.
                                 334 Main Street
                            Port Washington, NY 11050

                              EMPLOYMENT AGREEMENT

I YOUSEF NEISSANI having been accepted for employment by IshopNoMArkup.com, Inc., (IshopNoMarkup.com"), a Nevada corporation, whose principal offices are located at the above address (the "Premises"), have been informed and do agree to the following:

      1. I understand that IshopNoMarkup.com utilizes L. Ron Hubbard's management technology in operating the company. I understand that L. Ron Hubbard is also the founder of Scientology, which is an applied religious philosophy, I understand, however, that Mr. Hubbard's management technology (the "Management Technology") is quite separate and distinct from the religious aspect of Scientology.

      2. I have been informed that the Management Technology involves principles of organization and its operation, including title handling of personnel, finance, marketing and promotion, product, planning and organizational correction, among other things.

      3. I further understand that in order to properly function as a team member at IshopNoMarkup.com, I will be required to read, understand and apply certain policy letters pertaining to the Management Technology to my job, and that my work performance will be evaluated in terms of my ability to do this effectively I agree that should I have any difficulty understanding, or any objection whatsoever in applying the Management Technology, I will immediately put this objecting in writing and give it personally to my senior in order that any personnel problem can he handled swiftly to the benefit of all concerned.

      4. I have been informed that production as measured by statistic is one of the key factors used.

      5. I understand that I will be provided the opportunity to enroll for and complete the following training actions:

      Formulas For Business Success, Management by Statistics, and How to Increase Efficiency, and any other courses that are approved by the Hubbard College of Administration, an accredited institution that grants certificates and associates degrees in business administration.

      I understand that I will be provided the opportunity to take further courses, which will be essential for my advancement and increased earnings in the company.


      6. I understand that IshopNoMarkup.com does not permit efforts to convert its employees to any religion on its premises. The position of IshopNoMarkup.com is that its offices are a place of work. It is the policy of IshopNoMarkup.com that the Management Technology is purely secular and intended for smooth expansion of its business, and such Management Technology is not to be used by staff or executives in an effort to convert persons to any religion. Any violation of this rule should be reported at once, in writing to the Director of Special Affairs of the company. Nothing in this rule should be construed as violating a person's freedom of religion and his or her right to choose to find out about or convert to any religion, or seek information about any religion, while on his or her own time.

      7. Any controversy, dispute or claim between IshopNoMarkup.com and myself arising out of and/or involving our employment relationship shall be settled by binding arbitration. The arbitration shall be conducted either in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association which are in effect at times of the arbitration or by the Greater New York Charter Committee. The choice of arbitration avenue shall be agreed upon by both parties.

      The arbitrator shall apply New York substantive law to the proceeding. The demand for arbitration must be in writing and must be made by the aggrieved party within thirty days of the event giving rise to the demand. The arbitration shall take place in the New York Metropolitan Area.

      The decision of the arbiter shall be binding and conclusive on the parties and not renewable for error of law.

      Judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction. The arbitrator shall determine if there is a prevailing party and the prevailing party shall be awarded reasonable attorney's fees.

      8. (a) I understand that no employee of IshopNoMarkup.com has any authority to make any promises, agreements or to form any contracts, whether verbal or written, which obligates IshopNoMarkup.com, its management and/or owner and which is not covered by any official written policy of IshopNoMarkup.com, except if the position calls for this.

                       (b) I agree to perform honestly, and faithfully, industriously, and to the best of my ability, experience and talents, all if the duties that may be required by the express and implicit terms if this Agreement, to the reasonable satisfaction of IshopNoMarkup.com.

      9. (a) I recognize that IshopNoMarkup.com has and will have business affairs, future plans, customer lists, technical information and other vital and confidential information (collectively, "Information"), which are valuable, special and unique assets of IshopNoMarkup.com. I agree that I will not at any time, without prior written consent of IshopNoMarkup.com, reveal, divulge or make known, directly or indirectly, to any person, firm or corporation the Information, any facts concerning names addresses and phone numbers, any knowledge or any other secret or confidential information whatsoever, used by IshopNoMarkup.com in connection with its business, or otherwise, nor reveal the name of, solicit, interfere with, or entice away from IshopNoMarkup.com (collectively, a "Solicitation") --or in any manner participate in or facilitate any Solicitation of any of IshopNoMarkup.com's clients.

                  (b)I shall, upon any termination of this Agreement, surrender to an authorized officer or representative of IshopNoMarkup.com all property belonging to IshopNoMarkup.com or relating to IshopNoMarkup's business (including, but not limited to all records, notes, data and memoranda (and all copies thereof) and all keys and equipment, if any) that is in my possession or under my control.

                (c) [check mark ] If the foregoing box is checked, and the parties have initiated the following provision, then it shall become a part of this Agreement;

       In the event that I shall terminate this Agreement or that this Agreement shall be terminated in any manner, I shall not (unless acting as an officer or employee of IshopNoMarkup.com, or except with IshopNoMarkup.com's prior written consent) directly or indirectly, whether as officer, agent, stockholder, partner, consultant, employee or otherwise, engage, own, manage, operate, control, or participate in the ownership, management operation or control of, or be connected in any manner with any business engaging in performing services identical to those performed by IshopNoMarkup.com, for the period of one (1) year.

       Initialed ____AK___                     /S/YOUSEF NEISSANI
                                               ----------------------
           IshopNoMarkup.com                              Employee

              (d) In the event of any termination of this Agreement the provisions of this Section 9 shall survive such termination and remain in full force and effect.

           Having been informed of the above, I agree to observe and comply with all of IshopNoMarkup.com's rules policies and procedures. I further state that I can and want to work in the environment as described herein.

Signed: /S/ANTHONY KNIGHT                             Date:AUGUST 25, 1999
        ----------------------------------            --------------------
           Chariman
           IShopNoMarkup.com

Witness: /S/MOUSSA YEROUSHALMI                        Date:  AUGUST 25, 1999
         --------------------------------             ----------------------

         /S/ YOUSEF NEISSANI                          Date: 8/25/1999
         -------------------------------              ---------------------

                                    AMENDMENT


This Amendment is to contract dated AUGUST 25, 1999 among and between YOUSEF NEISSANI and iShopNoMarkup.com, Inc., a Nevada Corporation.

           It is agreed that in the event of termination by either party of the above referenced agreement. (Herein "Agreement") for any reason, YOUSEF NEISSANI shall be paid full salary for a period of Six (6) months after the date of termination of the Agreement, and One Half (1/2 ) Salary for the period of 7th month through 12th months after the termination of the Agreement.

           It is further agreed that Salary for YOUSEF NEISSANI is set at $ 5,000.00 FIVE THOUSAND DOLLARS per week as of the date of this Amendment.

           The term of the Agreement is for a period of Three (3) years.

           X: /S/ MIKE YEROUSHALMI  - CEO iShopNoMarkup.com. Inc.
            ----------------------
               Mike Yeroushalmi

           Date: JULY 27, 2000

           X:/S/ ANTHONY KNIGHT  Witness
             ----------------------------
                Anthony Knight

                             IshopNoMarkup.com, Inc.
                                 334 Main Street
                            Port Washington, NY 11050

                              EMPLOYMENT AGREEMENT

I, ____________, having been accepted for employment by IshopNoMarkup.com, Inc., (IshopNoMarkup.com"), a Nevada corporation, whose principal offices are located at the above address (the "Premises"), have been informed and do agree to the following:

      1. I understand that for the first 90 days I will be on probation. At the end of 90 days a review will be done and a determination made as to whether I will become a regular employee

      2. Not withstanding my status as a probationary or regular employee. I understand and agree that I am being employed on strictly at-will basis, so that my employment is for no definite period and and may be terminated at any time, with or without cause. This policy shall not be considered modified by any conduct or statement contained in this agreement between IshohopNoMarkup.com and its employees with regard to the length of my employment.

      3. I understand that IshopNoMarkup.com utilizes L. Ron Hubbard's management technology in operating the company. I understand that L. Ron Hubbard is also the founder of Scientology, which is an applied religious philosophy, I understand, however, that Mr. Hubbard's management technology (the "Management Technology") is quite separate and distinct from the religious aspect of Scientology.

      4. I have been informed that the Management Technology involves principles of organization and its operation, including title handling of personnel, finance, marketing and promotion, product, planning and organizational correction, among other things.

      5. I further understand that in order to properly function as a team member at IshopNoMarkup.com, I will be required to read, understand and apply certain policy letters pertaining to the Management Technology to my job, and that my work performance will be evaluated in terms of my ability to do this effectively I agree that should I have any difficulty understanding, or any objection whatsoever in applying the Management Technology, I will immediately put this objecting in writing and give it personally to my senior in order that any personnel problem can he handled swiftly to the benefit of all concerned.

      6. I have been informed that production as measured by statistic is one of the key factors used to judge my performance, and that a rise in production will be important in achieving regular posting after the 90 day probation period as well as subsequent advancement. I have also been informed that declining production or production that levels off over a long period of time may become grounds for dismissal.

      7. During my probationary period, I understand that I will be provided the opportunity to enroll for and complete the following training actions:

      Formulas For Business Success, Management by Statistics, and How to Increase Efficiency, and any other courses that are approved by the Hubbard College of Administration, an accredited institution that grants certificates and associates degrees in business administration.

      I understand that I will be provided the opportunity to take further courses, which will be essential for my advancement and increased earnings in the company.

      8. I understand that IshopNoMarkup.com does not permit efforts to convert its employees to any religion on its premises. The position of IshopNoMarkup.com is that its offices 0are a place of work. It is the policy of IshopNoMarkup.com that the Management Technology is purely secular and intended for smooth expansion of its business, and such Management Technology is not to be used by staff or executives in an effort to convert persons to any religion. Any violation of this rule should be reported at once, in writing to the Director of Special Affairs of the company. Nothing in this rule should be construed as violating a person's freedom of religion and his or her right to choose to find out about or convert to any religion, or seek information about any religion, while on his or her own time.

      9. Any controversy, dispute or claim between IshopNoMarkup.com and myself arising out of and/or involving our employment relationship shall be settled by binding arbitration. The arbitration shall be conducted either in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association which are in effect at times of the arbitration or by the Greater New York Charter Committee. The choice of arbitration avenue shall be agreed upon by both parties.

      The arbitrator shall apply New York substantive law to the proceeding. The demand for arbitration must be in writing and must be made by the aggrieved party within thirty days of the event giving rise to the demand. The arbitration shall take place in the New York Metropolitan Area.

      The decision of the arbiter shall be binding and conclusive on the parties and not renewable for error of law.

      Judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction. The arbitrator shall determine if there is a prevailing party and the prevailing party shall be awarded reasonable attorney's fees.

      10. (a) I understand that no employee of IshopNoMarkup.com has any authority to make any promises, agreements or to form any contracts, whether verbal or written, which obligates IshopNoMarkup.com, its management and/or owner and which is not covered by any official written policy of IshopNoMarkup.com, except if the position calls for this.

                       (b) I agree to perform honestly, and faithfully, industriously, and to the best of my ability, experience and talents, all if the duties that may be required by the express and implicit terms if this Agreement, to the reasonable satisfaction of IshopNoMarkup.com.

      11. (a) I recognize that IshopNoMarkup.com has and will have business affairs, future plans, customer lists, technical information and other vital and confidential information (collectively, "Information"), which are valuable, special and unique assets of IshopNoMarkup.com. I agree that I will not at any time, without prior written consent of IshopNoMarkup.com, reveal, divulge or make known, directly or indirectly, to any person, firm or corporation the Information, any facts concerning names addresses and phone numbers, any knowledge or any other secret or confidential information whatsoever, used by IshopNoMarkup.com in connection with its business, or otherwise, nor reveal the name of, solicit, interfere with, or entice away from IshopNoMarkup.com (collectively, a "Solicitation") --or in any manner participate in or facilitate any Solicitation of any of IshopNoMarkup.com's clients.

                  (b)I shall, upon any termination of this Agreement, surrender to an authorized officer or representative of IshopNoMarkup.com all property belonging to IshopNoMarkup.com or relating to IshopNoMarkup's business (including, but not limited to all records, notes, data and memoranda (and all copies thereof) and all keys and equipment, if any) that is in my possession or under my control.

                (c) [check mark ] If the foregoing box is checked, and the parties have initiated the following provision, then it shall become a part of this Agreement;

       In the event that I shall terminate this Agreement or that this Agreement shall be terminated in any manner, I shall not (unless acting as an officer or employee of IshopNoMarkup.com, or except with IshopNoMarkup.com's prior written consent) directly or indirectly, whether as officer, agent, stockholder, partner, consultant, employee or otherwise, engage, own, manage, operate, control, or participate in the ownership, management operation or control of, or be connected in any manner with any business engaging in performing services identical to those performed by IshopNoMarkup.com, for the period of one (1) year.

       Initialed _______                        /S/
                                                 ----------------------
           IshopNoMarkup.com                              Employee

              (d) In the event of any termination of this Agreement the provisions of this Section 11 shall survive such termination and remain in full force and effect.

           Having been informed of the above, I agree to observe and comply with all of IshopNoMarkup.com's rules policies and procedures. I further state that I can and want to work in the environment as described herein.

Signed:  /S/                                       Date:  6/7/2000
         ---------------------------------------         -----------------


Witness: /S/                                        Date: 6/7/2000
         ---------------------------------------         -----------------

                             IshopNoMarkup.com, Inc.
                                 334 Main Street
                            Port Washington, NY 11050

                              EMPLOYMENT AGREEMENT

I /s/ having been accepted for employment by IshopNoMarkup.com, Inc., (IshopNoMarkup.com"), a Nevada corporation, whose principal offices are located at the above address (the "Premises"), have been informed and do agree to the following:

      1. I understand that for the first 90 days I will be on probation. At the end of 90 days a review will be done and a determination made as to whether I will become a regular employee

      2. Not withstanding my status as a probationary or regular employee. I understand and agree that I am being employed on strictly at-will basis, so that my employment is for no definite period and and may be terminated at any time, with or without cause. This policy shall not be considered modified by any conduct or statement contained in this agreement between IshohopNoMarkup.com and its employees with regard to the length of my employment.

      3. I understand that IshopNoMarkup.com utilizes L. Ron Hubbard's management technology in operating the company. I understand that L. Ron Hubbard is also the founder of Scientology, which is an applied religious philosophy, I understand, however, that Mr. Hubbard's management technology (the "Management Technology") is quite separate and distinct from the religious aspect of Scientology.

      4. I have been informed that the Management Technology involves principles of organization and its operation, including title handling of personnel, finance, marketing and promotion, product, planning and organizational correction, among other things.

      5. I further understand that in order to properly function as a team member at IshopNoMarkup.com, I will be required to read, understand and apply certain policy letters pertaining to the Management Technology to my job, and that my work performance will be evaluated in terms of my ability to do this effectively I agree that should I have any difficulty understanding, or any objection whatsoever in applying the Management Technology, I will immediately put this objecting in writing and give it personally to my senior in order that any personnel problem can he handled swiftly to the benefit of all concerned.

      6. I have been informed that production as measured by statistic is one of the key factors used to judge my performance, and that a rise in production will be important in achieving regular posting after the 90 day probation period as well as subsequent advancement. I have also been informed that declining production or production that levels off over a long period of time may become grounds for dismissal.

      7. During my probationary period, I understand that I will be provided the opportunity to enroll for and complete the following training actions:

      Formulas For Business Success, Management by Statistics, and How to Increase Efficiency, and any other courses that are approved by the Hubbard College of Administration, an accredited institution that grants certificates and associates degrees in business administration.

      I understand that I will be provided the opportunity to take further courses, which will be essential for my advancement and increased earnings in the company.

      8. I understand that IshopNoMarkup.com does not permit efforts to convert its employees to any religion on its premises. The position of IshopNoMarkup.com is that its offices are a place of work. It is the policy of IshopNoMarkup.com that the Management Technology is purely secular and intended for smooth expansion of its business, and such Management Technology is not to be used by staff or executives in an effort to convert persons to any religion. Any violation of this rule should be reported at once, in writing to the Director of Special Affairs of the company. Nothing in this rule should be construed as violating a person's freedom of religion and his or her right to choose to find out about or convert to any religion, or seek information about any religion, while on his or her own time.

      9. Any controversy, dispute or claim between IshopNoMarkup.com and myself arising out of and/or involving our employment relationship shall be settled by binding arbitration. The arbitration shall be conducted either in accordance with the Model Employment Arbitration Procedures of the American Arbitration Association which are in effect at times of the arbitration or by the Greater New York Charter Committee. The choice of arbitration avenue shall be agreed upon by both parties.

      The arbitrator shall apply New York substantive law to the proceeding. The demand for arbitration must be in writing and must be made by the aggrieved party within thirty days of the event giving rise to the demand. The arbitration shall take place in the New York Metropolitan Area.

      The arbiter's power to award a remedy shall be limited to awarding monetary damages for lost wages and/or benefits.

      The decision of the arbiter shall be binding and conclusive on the parties and not reviewable for error of law or legal reasoning of any kind.

      Judgment upon the award rendered by the arbitrator may be entered in any court having proper jurisdiction. The arbitrator shall determine if there is a prevailing party and the prevailing party shall be awarded reasonable attorney's fees. The fee for the arbitrator shall be paid equally by both parties

      I understand and acknowledge that by agreeing to arbitration I am giving up any right that I may have to a judge or jury trial with regard to all issues concerning my employment, specifically including termination or employment.

      10. (a) I understand that no employee of IshopNoMarkup.com has any authority to make any promises, agreements or to form any contracts, whether verbal or written, which obligates IshopNoMarkup.com, its management and/or owner and which is not covered by any official written policy of IshopNoMarkup.com.

                       (b) I agree to perform honestly, and faithfully, industriously, and to the best of my ability, experience and talents, all if the duties that may be required by the express and implicit terms if this Agreement, to the reasonable satisfaction of IshopNoMarkup.com. Such duties shall be provided on the Premises and at such other place(s) in the New York Metropolitan Area and the rest of the United States as the needs, business or opportunities of IshopNoMarkup.com may require.

      11. (a) I recognize that IshopNoMarkup.com has and will have business affairs, future plans, customer lists, technical information and other vital and confidential information (collectively, "Information"), which are valuable, special and unique assets of IshopNoMarkup.com. I agree that I will not at any time, without prior written consent of IshopNoMarkup.com, reveal, divulge or make know, directly or indirectly, to any person, firm or corporation the Information, any facts concerning names addresses and phone numbers, any knowledge or any other secret or confidential information whatsoever, used by IshopNoMarkup.com in connection with its business, whether originated by me or otherwise, nor reveal the name of, solicit, interfere with, or entice away from IshopNoMarkup.com (collectively, a "Solicitation")--or in any manner participate in or facilitate any Solicitation of any of IshopNoMarkup.com's clients.

                  (b)I shall, upon any termination of this Agreement, surrender to an authorized officer or representative of IshopNoMarkup.com all property belonging to IshopNoMarkup.com or relating to IshopNoMarkup's business (including, but not limited to all records, notes, data and memoranda (and all copies thereof) and all keys and equipment, if any) that is in my possession or under my control.

              ( c) [check mark ] If the foregoing box is checked, and the parties have initiated the following provision, then it shall become a part of this Agreement;


       In the event that I shall terminate this Agreement or that this Agreement shall be terminated in any manner, I shall not (unless acting as an officer or employee of IshopNoMarkup.com, or except with IshopNoMarkup.com's prior written consent) directly or indirectly, whether as officer, agent, stockholder, partner, consultant, employee or otherwise, engage, own, manage, operate, control, or participate in the ownership, management operation or control of, or be connected in any manner with any business engaging in performing services identical to those performed by IshopNoMarkup.com, for the period of one (1) year. I agree that since IshopNoMarkup.com is an Internet based business, the traditional geographical limitations with respect to this non-competition clause are virtually meaningless and I hereby waive any claim or defense with respect to any issue concerning the lack of such a geographical limitation herein.

       Initialed                                 /S/ Bart J. C
                 -------------------------       -------------------------------
                 IshopNoMarkup.com                     Employee





             (d) In the event of any termination of this Agreement the provisions of this Section 11 shall survive such termination and remain in full force and effect.

           Having been informed of the above, I agree to observe and comply with all of IshopNoMarkup.com's rules policies and procedures. I further state that I can and want to work in the environment as described herein.

Signed:  /S/                               Date: 5/31/2000
         --------------------------              -----------------


Witness: /S/                               Date: 5/31/2000
         --------------------------              -----------------